B. Riley & Co. 12th Annual Investor Conference May 24, 2011 Greg Garrabrants President & Chief Executive Officer Exhibit 99.1

Safe Harbor
This presentation contains forward-looking
statements within the meaning of the Private
Securities Litigation Reform Act of 1995 (the
“Reform Act”).  The words “believe,” “expect,”
“anticipate,” “estimate,” “project,” or the
negation thereof or similar expressions
constitute forward-looking statements within
the meaning of the Reform Act.  These
statements may include, but are not limited to,
projections of revenues, income or loss,
estimates of capital expenditures, plans for
future operations, products or services, and
financing needs or plans, as well as
assumptions relating to these matters.  Such
statements involve risks, uncertainties and
other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  For a discussion of these factors, we refer you to the
Company's reports filed with the Securities and Exchange Commission, including its Annual Report on
Form 10-K for the year ended June 30, 2010 and its Earnings Report on Form 10-Q for the quarter ended March 31, 2011.  In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the
Company or by any other person or entity that the objectives and plans of the Company will be achieved.  For all forward-looking statements, the Company claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act.

Key Accomplishments
Common stock currently trading at:  125.0% of book; 9.15x TTM P/E
Return on equity of 15.0% (YTD 3/11)
Efficiency ratio of 39.3% (YTD 3/11)
5-year asset growth of 18.4% (CAGR) 6/30/2010
5-year deposit growth of 21.8% (CAGR) 6/30/2010
Third highest ranking on SNL list of top performing thrifts (March 2010)
Bank Tier 1 Capital Ratio 8.11% / Tier 1 Risk-based Capital Ratio 12.97% at 3/31/11;
Pro-forma Tier 1 Capital Ratio of 8.51% / Tier 1 Risk-based Capital Ratio of 13.62%
BofI joins the Russell 3000 index on June 25, 2010
1
2
3
4
5
6
7
2 2
   1. Assumes pushdown of existing cash of $7M from Holding company to Bank.
   2. As of 5/02/11 closing price of $16.56 per share.
1 1

Corporate Profile
1.  Quarter ended March 31, 2011   2.  As of 5/02/11 closing price of $16.56 per share
$1.7 billion asset savings and loan
holding company
1
10 years operating history, publicly
traded on NASDAQ(BOFI) since 2005
Headquartered in single branch location
in San Diego, CA
35,000 deposit and loan customers
1
170 employees ($10 million in assets
per employee)
1
Market Capitalization of $171 million
2
Price/Tangible Book Value = 125.0%
2

The best of the biggest (part 1)

The 100 largest public thrifts by asset size, ranked by financial performance for the 12 months ended March 31, 2010 (1-25)

2009 rank[1]	2008 rank[2]	Company (ticker)	State	Score	Total assets ($M)	Core ROAA (%)	Core ROAE (%)	TBV / share 3-yr CAGR (%)	Efficiency ratio (%)	NPAs +90 / assets (%)	NCOs / avg. loans (%)
1	NR	Malaga Financial Corp. (MLGF)	CA	95.80	829.0	1.22	14.87	7.61	37.95	0.21	-0.01
2	2	Hingham Institution for Savings (HIFS)	MA	90.70	966.4	1.00	14.06	8.37	44.13	1.34	0.08
3	5	BofI Holding Inc. (BOFI)	CA	89.40	1,401.1	1.16	15.87	13.14	32.23	1.21	0.80
4	42	New York Community Bancorp Inc. (NYB)	NY	88.50	42,430.7	1.22	9.56	9.97	35.40	2.40	0.14
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
7	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]	[illegible]
8	12	Ocean Shore Holding Co. (OSHC)	NJ	82.70	781.2	0.70	6.62	17.39	63.05	0.33	0.07
9	1	Flushing Financial Corp. (FFIC)	NY	81.10	4,183.1	0.77	9.25	5.76	47.48	2.36	0.39
10	6	Harleysville Savings Financial Corp. (HARL)	PA	79.10	843.1	0.58	9.60	3.54	61.88	0.08	0.07
11	9	Teche Holding Co. (TSH)	LA	76.30	763.6	1.01	10.68	6.35	67.08	1.99	0.36
11	7	TrustCo Bank Corp NY (TRST)	NY	76.30	3,718.8	0.79	11.79	0.62	52.58	1.50	0.48
13	NR	Home Bancorp Inc. (HBCP)[3]	LA	76.20	696.7	1.00	4.13	4.21	67.07	0.38	0.04
14	38	Clifton Savings Bancorp Inc. (MHC) (CSBK)	NJ	75.20	1,067.7	0.64	3.76	1.33	55.47	0.23	0.02
15	29	OceanFirst Financial Corp. (OCFC)	NJ	74.60	2,199.2	0.89	9.98	-0.76	58.60	2.03	0.21
16	18	Northwest Bancshares Inc. (NWBI)	PA	74.20	8,084.6	0.63	5.42	36.90	61.53	1.72	0.53
17	NR	Territorial Bancorp Inc. (TBNK)[4]	HI	74.10	1,408.8	0.83	6.05	-0.72	63.23	0.28	0.07
18	37	Oritani Financial Corp. (MHC) (ORIT)	NJ	73.10	2,054.2	0.71	5.69	1.55	47.37	2.12	0.48
19	43	Beacon Federal Bancorp Inc. (BFED)[5]	NY	72.60	1,073.3	0.55	5.85	2.51	54.20	1.57	0.28
20	39	Rockville Financial Inc. (MHC) (RCKB)	CT	72.00	1,560.4	0.67	6.78	1.76	65.58	1.13	0.15
21	49	NewAlliance Bancshares Inc. (NAL)	CT	71.80	8,500.9	0.65	3.87	3.98	61.07	0.86	0.31
22	51	Brookline Bancorp Inc. (BRKL)	MA	71.10	2,639.1	0.86	4.61	8.42	47.99	1.32	0.30
22	NR	Colonial Bankshares Inc. (MHC) (COBK)	NJ	71.10	567.9	0.52	6.59	-3.77	69.97	0.67	0.04
24	32	LSB Corp. (LSBX)	MA	70.80	806.6	0.54	6.26	2.28	61.07	1.36	0.18
25	23	Capitol Federal Financial (MHC) (CFFN)[6]	KS	70.20	8,485.5	NA	NA	2.64	43.20	0.71	0.05

Companies that had not filed 10-Qs or 10-Ks for the period ended March 31, 2010, by June 11 were excluded from the rankings.

[1] Twelve months from March 31, 2009, to March 31, 2010

[2] 2008 calendar year

[3] One-year tangible book value/share growth rate was used, since neither three-year nor two-year rate was available.

[4] Median tangible book value/share growth rate of -0.72 was used for Territorial Bancorp Inc., since three-year, two-year, and one-year rates were unavailable.

[5] Two-year tangible book value/share growth rate was used, since three-year rate was not available.

[6] Core ROAA and core ROAE were not available for Capitol Federal Financial, so the median core ROAA and core ROAE for the rest of the companies of 0.36 and 3.00 were used to rank the company.

Note: Financials reported in 10-Qs and 10-Ks were used to compile rankings. When data points were not reported in 10-Qs and 10-Ks, financials filed in call reports were used.

Source: SNL Financial

The Best of the Biggest – The 100 Largest Public Thrifts by Asset Size BofI Holding, Inc. (BOFI) 3 5 CA 89.40 1,401.1 1.16 15.87 13.14 32.23 1.21 0.80 4

Primary Business – Deposits
Deposit products
• Deposit base: ~$1,191M
• Full-featured products
• Self-service operations
• Highly efficient operations
(9 CSRs; 31,000
accounts)
• Deposit base: ~$75M
• Strong start in first full
year of operations
• One dedicated employee
• Significant expansion
opportunities
1.  Bank as of 3/31/2011
1
1

Primary Businesses – Lending
Lending
Single family
Multifamily
Capital
Markets
Gain-on-sale
Mortgage
Banking
Wholesale
Jumbo
Retail
Wholesale
Loan
purchases
Special
situations
• Internet-focused lend sources
• Self-service operation
• Low-fixed costs
• High-end portfolio lender
– “Common Sense”
underwriting
– Quarter to date average LTV
of 52.9%
• 15 high quality originators with
average experience of 15+ years
• Highly ranked website-
apartmentbank.com
• 10-year history as portfolio bank
• High credit quality
• Quarter to date average LTV of
58.0% and DSCR of 1.48%
• Wide network of relationships
• Significant due diligence experience
• Over $1bn of closed transactions
• Complex transaction structure
assistance
• Highly creative and opportunistic

Loan Origination Group Production
Single Family – Jumbo Portfolio
Multifamily – Portfolio
73.6
78.7
Total
$175.6
138.7
107.8
$269.7
Single Family – Gain on Sale $23.3 $23.2
(In millions)
1.  Applications in as of 3/31/2011
Pipeline
Q3-2011
Production
1

80
70
60
50
40
30
20
10
0
$27
$74
$78
Q1
Q2
Q3

80
70
60
50
40
30
20
10
0
$29
$53
$74
Q1
Q2
Q3

8 Multi Family and Single Family Production are a Reliable Asset Generation Platform for the Bank ($ Million) ($ Million) Multifamily Loan Production Single Family Jumbo

Our Business Model is More Profitable
Because Our Costs are Lower
Salaries and benefits
Premises and equipment
0.77
0.13
Other non-interest
expense
0.41
Total non-interest
expense
1.31
Core business margin 2.09
1.35
0.37
1.55
3.27
0.22
Net interest income 3.40 3.49
As % of average assets
BofI
1
(%)
Banks
$1-$10bn
2
(%)
1.  Bank of Internet USA only for three months ended 12/31/10 - the most recent data on FDIC website “Statistics on Depository Institutions Report. ”Excludes BofI Holding
company to compare to FDIC data.
2. Commercial banks by asset size. FDIC reported for three months ended 12/31/10. Total of 424 institutions $1-$10 billion.

Our Efficiency Ratio Consistently is One
of the Industry's Lowest
Efficiency Ratio
(Bank of Internet USA, for the fiscal quarter ended)
63.24
34.49
30.67
31.39
29.21
0
20
40
60
80
(%)
Banks Q2 ‘11 Q1 ‘11 Q4 ‘10 Q3 ’10
One of the lowest
rates in the
industry
1
1.  Reported by FDIC – 424 commercial banks with $1-$10 billion in assets for the quarter ended 12/31/10.
Source: FDIC Statistics on Depository Institutions. All data excludes holding companies for banks.

Best in Class Asset Quality
0.83
0.27
0
1
2
3
(%)
BofI
Bank $1-10bn
2.66
1.01
0
1
2
3
(%)
BofI Bank $1-10bn
1.  Bank of Internet USA only at 12/31/10 (excludes BofI Holding, Inc. to compare to FDIC data).  2.  Commercial banks by asset size. FDIC reported at 12/31/10. Total of 424 institutions $1-$10 billion.
1 2 2
1
Assets 30-89 days delinquent
Assets in non-accrual

Mortgage Loan Portfolio – Years Seasoned
and Loan-to-Value
3/31/11
3.4
4.1
3.8
4.1
0 1 2 3 4 5 6
Single Family
Multifamily
Commercial
Home Equity
53
47
53
54
0 20 40 60
Percent
1. Based on current loan balance and collateral value at origination or purchase.
Weighted-average number of years since origination Weighted-average loan-to-value
1

Loan Diversity – March 31, 2011
Loan Portfolio
1
100% = $1,126 mm
1.  Gross loans before premiums, discounts and allowances
Multifamily
SF residential
Home equity
Commercial
Consumer and other
36
3
49
3
9

Technology Improvements In Process
Completed Major Revisions to Online Banking
Key Features
Account Aggregation
Safe Interbank Transfers
Financial Management Reporting Tools
Expanded Cross-Sell Capabilities
Target Marketing (assuming consumer opt-in)

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18 Investment Considerations High-quality consumer franchise Attractive valuation Scalability Strong credit quality Significant earnings upside potential